Net cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Net cash and cash equivalents
4.1 Net cash and cash equivalents

(CHF in millions)	12/31/2022	12/31/2021

Current bank accounts	309.7	419.5
Digital wallets	12.5	5.8
Fixed deposit	48.8	227.8
Cash and cash equivalents	371.0	653.1
Current bank overdrafts	—	—
Net cash and cash equivalents[1]	371.0	653.1

[1] Net cash and cash equivalents as at December 31, 2022 includes restricted cash in the amount of CHF 129.5 million (December 31, 2021: CHF 0 million) provided for a bank guarantee associated with a future lease commitment, refer to 4.8 Commitments and contingencies.

Digital wallets mainly include deposit account balances at online payment platforms such as PayPal. Current bank overdrafts are repayable on demand and are reported in other current financial liabilities on the balance sheet.

Accounting policies	Cash and cash equivalents include short-term highly liquid assets with a maturity of three months or less. On measures cash and cash equivalents at amortized costs. On does not recognize any credit impairment losses on these assets as the related credit risk is considered to be insignificant due to their short-term maturity and the external counterparties’ credit ratings.